497(e)
                                                                         2-74667

THE AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 25, 2010 TO THE MAY 1, 2010 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:

300+ SERIES
--------------------------------------------------------------------------------

This supplement modifies certain information in the above-referenced Prospectus and Statement of Additional Information ("SAI") both dated May 1, 2010, as previously supplemented to date (together the "Prospectus"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your Prospectus.

Effective immediately, AXA Advisors, LLC will serve as a principal underwriter of Separate Account 301 and distributor of the 300+ Certificates. In this regard, please note the following changes:


A. CHANGES TO THE SAI

The paragraph under the "Distribution of the Certificates," has been deleted in its entirety and replaced with the following:

The Certificates are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Account 301. The offering of the units is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable and is under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors also acts as a distributor for other AXA Equitable life and annuity products.

Our Retirement Program Specialists are salaried employees of AXA Equitable and are registered representatives of AXA Advisors, LLC. These individuals perform marketing and service functions under the AXA Equitable 300+ Series Certificates. AXA Equitable pays no sales commission with respect to units of interest in Separate Account 301 under the Certificates, however, incentive compensation that ranges from .40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

AXA Advisors receives 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. AXA Advisors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Certificates and/or the advisers' respective portfolios.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any compensation paid by AXA Equitable to AXA Advisors will not result in any separate charge to you under your Certificate. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


B. CHANGES TO THE FEE TABLE

The footnote to the column "12b-1" in the table entitled "Trust Related Expenses" in the second section of the "Portfolio operating expenses expressed as an annual percentage of daily net assets" under "Fee table" has been restated as follows:

(11) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class B and IB shares is 0.25% of the average daily net assets attributable to those shares. Under arrangements approved by each Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class B and Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2011. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.


                  DISTRIBUTED BY AFFILIATE AXA ADVISORS, LLC,
                1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104
   COPYRIGHT 2010 AXA EQUITABLE LIFE INSURANCE COMPANY. ALL RIGHTS RESERVED.
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104
                                  212-554-1234

(SAR)
300+ IF/NB                                                                x03245